UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 25, 2003
                                                           -----------------





                             C&D Technologies, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 1-9389                   13-3314599
----------------               --------------------------       -------------
(State or other                (Commission file number)         (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


            1400 Union Meeting Road
            Blue Bell, Pennsylvania                                   19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure.

    Reference is made to the press release dated September 25, 2003 which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibit is filed herewith:

         Exhibit No.                        Description

            99.1                Press release issued by C&D Technologies, Inc.
                                (the "Company") dated September 25, 2003

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:   September 25, 2003                       By:/s/ Stephen E. Markert, Jr.
                                                 ------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description

99.1              Press release dated September 25, 2003 issued by the Company.